Ex 99.2

Vineyard National Bancorp VNBC Friedman, Billings, Ramsey & Co., Inc 11th Annual Investor Conference November 30-December 1, 2004
Disclosure When used in this presentation, filings by Vineyard National Bancorp ("Company") with the Securities and Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution you that all forward- looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Vineyard National Bancorp VNBC
CREATIVITY INGENUITY FLEXIBILITY VNBC Vineyard National Bancorp
Traded on the NASDAQ National Market System [VNBC] Market price - closed at $34.53 (November 15, 2004) $1.3 billion in assets Shares outstanding - approximately 8.9 million Market Capitalization - approximately $260 million Inside ownership - approximately 20% Overview VNBC Vineyard National Bancorp
Financial Highlights Key Financial Principles VNBC Vineyard National Bancorp
Vineyard National Bancorp Summary Results 2002-2004 Bancorp Net Earnings Dollars shown in all tables are in thousands (except for per share information) Period-ended Net Earnings Diluted Earnings Per Share (1) Return On Avg. Common Equity Sept. 30, 2004 (2) $ 9,900 $1.11 32% Dec. 31, 2003 $ 8,000 $1.09 37% Dec. 31, 2002 $ 3,000 $0.52 22% Adjusted for stock dividend, convertible preferred stock and stock split Nine months ended VNBC Vineyard National Bancorp
Vineyard Bank Summary Results 2002-2004 Period-ended Net Earnings Return on Avg. Assets Efficiency Ratio Sept. 30, 2004 (1) $11,900 1.44% 44% Dec. 31, 2003 $ 9,300 1.44% 45% Dec. 31, 2002 $ 4,000 1.10% 55% Nine months ended Bank Net Earnings Dollars shown in all tables are in thousands VNBC Vineyard National Bancorp
Overview Rated "Market Cap Champion" by Carpenter& Company $500M - $1billion Asset Class for 3 years ending 2003 Stock appreciation growth of 1,938% (4th quarter 2000 thru 3rd quarter 2004) July 2004 ranked tenth within the "Top 200 Publicly Traded Community Banks" by US Banker Listed in Sandler O'Neill's "2004 Bank and Thrift Sm-All Stars" for both performance and valuation VNBC Vineyard National Bancorp
Represents the counties of Riverside and San Bernardino, one of the fastest growing regions in the United States Major distribution hub for goods coming in through the Los Angeles Harbors Availability of "affordable" and buildable land for housing, commercial and retail development in support of the Los Angeles and Orange County regions Intersection or half way point between: Los Angeles and Palm Desert, Pomona Valley and Temecula Valley, Newport Coast and Coachella Valley The Inland Empire... VNBC Vineyard National Bancorp
What Makes Vineyard Unique? Vineyard National Bancorp VNBC
Vineyard Bank We are a community bank, dedicated to relationship banking and the success of our customers Overview Creativity, Ingenuity, Flexibility Our Vision Vineyard National Bancorp VNBC
"PEOPLE are our most valuable asset" Teams dedicated to exceeding clients' needs in each of the geographic markets we serve throughout Southern California The ability to attract and retain a variety of product specific "experts" dedicated to exceeding clients needs Seasoned executive management leaders dedicated to the development and success of personnel Encourages and rewards integrity, ingenuity and entrepreneurship 230 active positions have been added in last 3 years Vineyard's Growth Vineyard National Bancorp VNBC
"PEOPLE are our most valuable asset" Unique product offerings and distribution channels Relationship approach to community banking Unique delivery system and distribution channels Specialty products and dedicated service professionals Single point of contact approach to customer service Quality of Service Vineyard National Bancorp VNBC
Organization and Operating Strategy Vineyard National Bancorp VNBC
RANCHO CHINO LA VERNE DIAMOND BAR MANHATTAN BEACH CORONA ARROWHEAD IRWINDALE CRESTLINE (2003) (2003) (2003) SFR COASTAL (2001) SFR TRACT (2002) INCOME PROPERTY COMMERCIAL (2003) SBA (2002) PRIVATE BANKING (2005) CHURCH (2002) CEO CIO CAO CCBO CCO/COO VINEYARD BANK November 2004 Specialty Groups Community Banking Centers Emerging Developed Credit Finance Administration Information technology Community Banking CRM - Risk Management (2001) CFO Vineyard National Bancorp VNBC
Assets YE 1998 YE 1999 YE 2000 YE 2001 YE 2002 YE 2003 Sept. '04 Total Assets 115900 116200 110700 191300 385300 887800 1298600 Vineyard National Bancorp VNBC
Total Loans and Deposits 1998 1999 2000 2001 2002 2003 Sept. '04 Net Loans 87200 85000 78700 136100 250200 589500 1008400 Total Deposits 105300 104500 99600 159400 287500 603300 931200 Vineyard National Bancorp VNBC
Capital Adequacy 1998 1999 2000 2001 2002 2003 Sept. '04 Tier 1 Capital Ratio 0.09 0.092 0.104 0.151 0.139 0.127 0.123 Vineyard National Bancorp VNBC
Community Banking Centers Specialty Operating Groups (SFR coastal and Tract construction, Income Property {commercial and multi- family}, SBA lending, Religious Financial services, Private Banking) Administrative Services Corporate Services Credit Administration Finance/accounting Information Technology Risk Management Principle Operating Areas Vineyard National Bancorp VNBC
Community Banking Centers Community Banking Centers Chino Corona Crestline Diamond Bar Irwindale Lake Arrowhead La Verne Manhattan Beach Rancho Cucamonga Irvine San Diego Anaheim Vineyard National Bancorp VNBC
Deposit Target Market Share Rancho Chino Crestline Diamond Bar Lake Arrowhead La Verne Irwindale Corona Market Share 0.2822 0.0662 0.5 0.0839 0.3894 0.1284 0.1957 0.25 Obtain at least 20% in each of the communities we serve Vineyard National Bancorp VNBC
New Business Generation Specialty Groups Vineyard National Bancorp VNBC
Construction financing to professional builders Affluent entrepreneurs along the South Bay and Orange County Coast Continued demand for coastal products will follow the coast line of LaJolla/San Diego Newport Coast/Laguna Beach Santa Barbara/Montecito/San Luis Obispo Monterey/Marin County SFR Coastal Construction Vineyard National Bancorp VNBC
Entry and "step-up" markets serviced by mid-size developers/builders within the greater Inland Empire Greater growth market Palm Desert - empty nesters Temecula Valley - new families South Orange County toward San Diego County SFR Tract Real Estate Construction Vineyard National Bancorp VNBC
Servicing professional income property management entities Following the economic expansion within Southern California Compliments the high housing demand in Southern California Additional relationships within the communities we serve Multi-family / Income Property Vineyard National Bancorp VNBC
Intended expansion of the commercial and business banking product lines Non-interest income growth PLP status in the three southern regions of California Compliment to the community focus of relationship banking SBA Lending Vineyard National Bancorp VNBC
Providing church and private school financing as well as establishing new depository relationships throughout California Strengthening our community involvement and relationships Religious Financial Services Vineyard National Bancorp VNBC
Single point relationship management for entrepreneurs Business and commercial opportunities Cash management and specialty deposit relationships Exclusivity and Flexibility Recruit local talents within each community Private Banking Vineyard National Bancorp VNBC
YE 2000 YE 2001 YE 2002 SBA 0 0 3600 Consumer 12000 8300 5700 Commercial 10700 20200 19200 Construction 5600 33200 110200 Term RE 51300 71500 116600 YE 2003 Period-ended Sept. 30, 2004 SFR Coastal Const. 212700 311600 Multi-Family Residential Mort'g 75900 184600 Com'l Mortgage 174600 223300 SFR Tract Const. 104500 135500 Com'l/Church/Consumer/SBA/1-4 31700 167900 Loan composition at each period end, in thousands Vineyard National Bancorp VNBC Loan Portfolio Composition
Asset Quality 2000 2001 2002 2003 Sept. '04 ALLL 800 1500 3000 7500 12100 % of Gross Loans 0.01 0.011 0.012 0.013 0.012 Over the course of the past three years, the Company's net charge-off levels have been nominal Vineyard National Bancorp VNBC
Targeted Loan Portfolio Composition Period-ended, Term Real Estate Commercial/ Church/SBA Consumer/ Residential Single Family Residential Construction CA Peer 45% 20% 20% 15% Bank Targets Up to 50% Up to 15% Up to 10% Up to 40% Sept. 30, 2004 40% 5% 11% 44% Dec. 31, 2003 30% 15% 15% 55% Dec. 31, 2002 45% 10% 5% 40% Vineyard National Bancorp VNBC
Funding Strategy Vineyard National Bancorp VNBC
Funding strategies will be aligned with: earning asset repricing market rate sensitivity duration of the assets Contiguous expansion of our current markets De Novo offices Strategic Branding and Marketing of the Vineyard Franchise In target geographic markets In target product markets Strengthen strategic points of coastal initiative Funding Strategy Vineyard National Bancorp VNBC
2000 - 2004 Funding Strategy 2000 2001 2002 2003 9/1/04 Demand and NOW 38700 66000 81200 120300 150900 Savings & MMDA 19800 31100 110200 253000 435400 Time Deposits 26900 62200 96000 230000 344900 Vineyard National Bancorp VNBC
Summary Thoughts Vineyard National Bancorp VNBC
Earnings 1998 1999 2000 2001 2002 2003 3 mo Sept.-03 3 mo Sept.-04 Net Income 500 0 600 1200 3000 8000 2300 3700 Vineyard National Bancorp VNBC
YE 1998 YE 1999 YE 2000 YE 2001 YE 2002 YE 2003 3 mo. 9/03 3 mo. 9/04 Diluted EPS 0.1 0.01 0.15 0.25 0.53 1.09 0.32 0.4 Earnings - Return on Average Common Equity Vineyard National Bancorp VNBC

Quarterly Stock Price



VNBC
Vineyard National Bancorp



$30
$25
$20
$15
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$5
$0

	1Q-01	2Q-01	3Q-01	4Q-01	1Q-02	2Q-02	3Q-02	4Q-02	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04
Hgh Price	$2.15	$2.50	$2.85	$3.34	$3.99	$4.56	$5.60	$7.37	$8.05	$10.48	$14.65	$17.86	$22.18	$24.00	$28.95
Low Price	$1.43	$1.84	$2.26	$2.69	$2.75	$3.47	$3.93	$4.82	$7.04	$7.43	$9.91	$13.89	$17.58	$17.25	$20.52

Summary Thoughts The Bank has assembled talented, and well-established professionals driven on value-added, relationship banking The Company has delivered returns to its shareholders by providing properly incented product groups within a unique distribution network The Company and the Bank will continue to focus on what our customers need and strive to deliver results which exceed expectations Employees, Customers, Investors.... "PEOPLE are our most valuable asset" Vineyard National Bancorp VNBC